SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement           [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                  Commission Only (as permitted by
[ ] Definitive Additional Materials             Rule 14a-6(e)(2))
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         STREICHER MOBILE FUELING, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant
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[ ] Fee paid previously with preliminary materials:

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    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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


                         STREICHER MOBILE FUELING, INC.
                              2720 N.W. 55th Court
                         Fort Lauderdale, Florida 33309

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on February 15, 2001

To our Shareholders:

         A Special Meeting of Shareholders of Streicher Mobile Fueling, Inc. will be held at Sheraton Suites Cypress Creek, 555 NW 62nd Street, Fort Lauderdale, Florida, on February 15, 2001, beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

     o Approve an amendment to our Articles of Incorporation to (1) increase from five to seven the maximum number of directors who may serve on our Board of Directors and (2) to decrease from three years to one year the term of service for directors;

     o    Approve the 2000 Stock Option Plan; and

     o    Any other matters that may properly come before the meeting.

         Only shareholders of record at the close of business on January 12, 2001 are entitled to receive notice of and to vote at the special meeting or any postponement or adjournment thereof.

         Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

                                            By Order of the Board of Directors,


                                            Stanley H. Streicher
                                            Chairman of the Board

January 12, 2001
Fort Lauderdale, Florida

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
ABOUT THE MEETING....................................................................................1
         Why are we calling this special meeting?....................................................1
         What are the Board's recommendations?.......................................................1
         Who is entitled to vote at the meeting?.....................................................1
         Who can attend the meeting?.................................................................1
         What constitutes a quorum?..................................................................2
         How do I vote?..............................................................................2
         What if I vote and then change my mind?.....................................................2
         What vote is required to approve each item?.................................................2
         Have any shareholders already agreed to vote their shares for the proposals set forth in the accompanying notice of meeting?.......................................2
         If my shares are held in "street name" by my broker or other nominee, will my broker or nominee vote my shares for me?............................................3
         Will our independent auditors be present at the special meeting?............................3
         How are we soliciting this proxy?...........................................................3
         Where can I find more information?..........................................................3
APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION...............................................4
         What am I voting on?........................................................................4
         How many directors are currently authorized under our Articles of Incorporation?............4
         What is the purpose and effect of this amendment?...........................................4
         What will our Board look like if the amendment is approved?.................................5
         When will the term of office of our current directors expire?...............................5
         What is Mr. Gathright's employment background?..............................................5
         What is the vote required to approve the amendment and the recommendation of the Board?...........................................................5
PROPOSAL TO APPROVE THE 2000 STOCK OPTION PLAN.......................................................5
         What is the background and purpose of the Plan?.............................................5
         How is the Plan administered?...............................................................6
         What are the terms and conditions of the Plan?..............................................7
         What are the federal income tax consequences of awards of options?..........................9
         What Options have been granted under the Plan?.............................................11
         What is the vote required to approve the Plan and the recommendation of the Board?............................................................................11
EXECUTIVE COMPENSATION..............................................................................12
         Summary Compensation Table.................................................................12
         Employment Contracts.......................................................................12
         Stock Option Information...................................................................14
         Stock Option Exercises and Year-End Option Value Table.....................................14
         Compensation Committee Interlocks and Insider Participation................................14
         Certain Transactions.......................................................................14
         Director Compensation......................................................................15


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......................................15

WHERE YOU CAN FIND MORE INFORMATION.................................................................16

OTHER MATTERS.......................................................................................17

SHAREHOLDER PROPOSALS...............................................................................17

APPENDIX

Appendix A  2000 Stock Option Plan

                         STREICHER MOBILE FUELING, INC.
                              2720 N.W. 55th Court
                         Fort Lauderdale, Florida 33309

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------

         This proxy statement contains information related to the Special Meeting of Shareholders to be held on February 15, 2001 at 10:00 a.m. local time, at Sheraton Suites Cypress Creek, 555 NW 62nd Street, Fort Lauderdale, Florida, or at such other time and place to which the special meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Streicher Mobile Fueling. The proxy materials relating to the special meeting are first being mailed to shareholders entitled to vote at the meeting on or about January 22, 2001.

                                ABOUT THE MEETING

Why are we calling this special meeting?

         We are calling the special meeting to seek approval of our shareholders of:

         o an amendment to our Articles of Incorporation to (1) increase from five to seven the maximum number of directors who may serve on our Board of Directors and (2) decrease from three years to one year the term of service for directors; and

         o  the 2000 Stock Option Plan.

What are the Board's recommendations?

         Our Board believes that the proposals are advisable and are in the best interests of Streicher Mobile Fueling and its shareholders and recommends that you vote FOR approval of the matters being submitted at the meeting.

Who is entitled to vote at the meeting?

         Only shareholders of record at the close of business on the record date, January 12, 2001, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

         As of the record date, we had 2,712,600 outstanding shares of common stock.

Who can attend the meeting?

         All shareholders as of the record date, or their duly appointed proxies, may attend the special meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of your proxy card or a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

         The presence at the special meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

         You can vote on matters that come before the special meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

         Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

         If you attend the special meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

         You may revoke your proxy at any time before it is exercised by:

         o filing with the Secretary of Streicher Mobile Fueling a notice of revocation;

         o  sending in another duly executed proxy bearing a later date; or

         o  attending the meeting and casting your vote in person.

         Your last vote will be the vote that is counted.

What vote is required to approve each item?

         Approval of the amendment to the Articles of Incorporation requires an affirmative vote of two-thirds of our outstanding common stock.

         Approval of the 2000 Stock Option Plan and any other matter that may properly come before the special meeting requires the affirmative vote of the majority of our outstanding common stock represented in person or by proxy and entitled to vote at the meeting (unless such matter requires a greater vote under our Articles of Incorporation). A properly executed proxy marked "ABSTAIN" with respect to any such proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Have any shareholders already agreed to vote their shares for the proposals set forth in the accompanying notice of meeting?

         Yes. Mr. Stanley H. Streicher and Mr. C. Rodney O'Connor, who currently hold 1,301,500 and 100,000 shares, respectively, representing an aggregate of 51.67% of the outstanding common stock, have agreed to vote all of their shares of common stock of Streicher Mobile Fueling held by them in favor of the proposals to be presented at the special meeting. Accordingly, approval of the proposal to approve the 2000 Stock Option Plan is assumed.

If my shares are held in "street name" by my broker or other nominee, will my broker or nominee vote my shares for me?

         If you do not provide your broker or other nominee with instructions on how to vote your "street name" shares, your broker or nominee will not be permitted to vote them. You should therefore be sure to provide your broker or nominee with instructions on how to vote your shares.

         If you do not give voting instructions to your broker or nominee, you will, in effect, be voting against the amendments to our Articles of Incorporation and the adoption of the 2000 Stock Option Plan, unless you appear in person at the meeting and vote in favor of the proposals.

Will our independent auditors be present at the special meeting?

         Members of KPMG, LLP, our independent auditors, are not expected to be in attendance at the special meeting or to be available to respond to questions.

How are we soliciting this proxy?

         We are soliciting this proxy on behalf of our Board by mail and will pay all expenses associated therewith. Some of the officers and other employees of Streicher Mobile Fueling also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Where can I find more information?

         You may obtain more information from various sources as set forth under "Where You Can Find More Information."

             APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 1)

What am I voting on?

         The proposal to be voted on at the special meeting is to amend Article V, Paragraph A of our Articles of Incorporation as set forth below to (1) increase from five to seven the maximum number of directors who may serve on our Board and (2) to decrease from three years to one year the term of service for directors.

                       AMENDMENT TO ARTICLE V, PARAGRAPH A
                        OF OUR ARTICLES OF INCORPORATION

                  A. Number and Term of Directors. The Corporation's Board shall consist of not less than one nor more than SEVEN members, with the exact number to be fixed from time to time by resolution of the Board. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Each director shall be elected at the annual meeting FOR A TERM OF ONE YEAR and shall serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death or removal from office. (Upon the expiration of the initial terms of office for each director, each director shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death or removal from office).

         -----------------
         * Changes are capitalized, deletions are parenthetically noted.

How many directors are currently authorized under our Articles of Incorporation?

         Our Articles of Incorporation provides that our Board must consist of no fewer than one and no more than five directors. Our Board presently consists of five directors, each serving a three-year term. Messrs. Stanley H. Streicher,
E. Scott Golden, Joseph M. Murphy and John H. O'Neil, Jr. were elected in 1997, and each is completing his term of three years. Mr. C. Rodney O'Connor was elected in 1999 and is serving the first year of his three year term.

What is the term of service for our directors as currently set forth under our Articles of Incorporation?

         Our Articles of Incorporation provide that after the initial term, our directors serve for three year terms or until each of their respective successors are duly elected and qualified or until their earlier resignation, death or removal from office.

What is the purpose and effect of this amendment?

         The purpose of this amendment is to create new directorships to allow additional individuals to serve on our board and to decrease the term of service for each director from three years to one year.

What will our Board look like if the amendment is approved?

         If the amendment is approved, the number of directors constituting the board will be fixed at seven. Subject to the approval of the amendment, the Board has elected Richard E. Gathright to serve as a director to fill one of the vacancies created by the increase in the size of the Board until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Mr. Gathright is entitled to be elected as a director pursuant to his employment agreement. For more information on his employment agreement, see "Employment Contracts." There will remain one vacancy on the Board until another individual is appointed by the Board or elected by the shareholders at the next annual meeting. The Board has agreed that, so long as Mr. Gathright is a director of Streicher Mobile Fueling, Mr. Stanley Streicher, our Chairman, may nominate an individual to fill the remaining vacancy on the Board. The directors will serve on the Board for a one year term.

When will the term of office of our current directors expire?

         Each of our current directors will continue to serve as directors until his successor is duly elected and qualified at the 2001 annual meeting, or until his earlier resignation, death or removal from office. We currently expect that the 2001 annual meeting will be held on August 2001.

What is Mr. Gathright's employment background?

         Prior to joining Streicher Mobile Fueling in October 2000, Mr. Gathright served as an advisor on operational and financial matters to the senior management of several domestic and international energy companies.

         He was President, Chief Operating Officer of TransMontaigne Inc., a company that provides logistical services to major energy companies and large industrial customers from September 1996 to December 1999 and served as a member of its board of directors from April 1995 to December 1999. He served as the Executive Vice President of TransMontaigne Inc. from April 1995 to September 1996, and from December 1993 to April 1995 he was President and Chief Operating Officer of a predecessor of TransMontaigne.

What is the vote required to approve the amendment and the recommendation of the Board?

         In order to approve the amendment to the Articles of Incorporation, an affirmative vote of two-thirds of our outstanding common stock is required. The Board recommends an affirmative vote FOR the amendment to the Articles of Incorporation because it believes it is in the best interests of Streicher Mobile Fueling.

                 PROPOSAL TO APPROVE THE 2000 STOCK OPTION PLAN

                                (Proposal No. 2)

What is the background and purpose of the Plan?

         The Board adopted the 2000 Stock Option Plan, which we will refer to in this proxy statement as the "Plan", and recommended that it be submitted to our shareholders for approval at the special meeting. The purpose of the Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of ownership of our stock by such persons. In furtherance of this purpose, the Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase our common stock (collectively, "Options") to persons selected by the administrators of the Plan from the class of all of our regular employees, including officers who are regular employees and directors, independent contractors, consultants and non-employee directors, (b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the Plan. As of the effective date of the Plan, there will be no additional options granted under the Stock Option Plan, effective October 1996, as amended.

         Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which we refer to as the tax code, (ii) in order for options issued under the Plan to be qualified, if applicable, as incentive stock options under Section 422 of the Code for tax purposes, (iii) in order for the employee plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iv) by the rules of the National Association of Securities Dealers National Market System.

         The Plan provides that Options to purchase an aggregate of 1,000,000 shares of common stock may be granted under the Plan, with such number increasing each year by ten percent of the Options available for grant under the Plan at the end of the previous calendar year. The effective date of the Plan is December 21, 2000 (the "Effective Date"). On December 21, 2000, the Board of Directors granted Richard Gathright, our new President and Chief Executive Officer, options to purchase 500,000 shares of common stock at an exercise price of $1.50.

         The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this proxy statement as Appendix A. Shareholders are urged to read the actual text of the Plan in its entirety.

How is the Plan administered?

         The Plan provides that it shall be administered by our Board or a committee appointed by the Board (the "Committee") which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the Plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the tax code (although Rule 16b-3 also may be complied with if the option grants are approved by the board of directors).

         The Committee or the Board, in its sole discretion, determines the terms of the Options. In addition, the Committee or the Board has full power and authority to construe and interpret the Plan, and the acts of the Committee or the Board are final, conclusive and binding on all interested parties, including our company, shareholders, officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

         An aggregate of 1,000,000 shares of common stock are reserved for issuance upon the exercise of Options granted under the Plan. The maximum number of shares of common stock to which Options may be granted to any one individual under the Plan is 750,000. The shares acquired upon exercise of Options granted under the Plan will be authorized and issued shares of common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. If any option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Plan.

What are the terms and conditions of the Plan?

         All Options granted under the Plan must be evidenced by a written agreement between us and the grantee. The agreement will contain such terms and conditions as the committee or the board of directors shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

         For any Option granted under the Plan, the exercise price per share of common stock may be any price determined by the Committee or the Board; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the Plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the committee or the board of directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotations Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

         The Committee or the Board may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Committee or the Board of Directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Plan also authorizes us to lend money to Optionee, guarantee a loan to Optionee, or otherwise assist Optionee in obtaining the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any of Optionee's tax liability attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the board of directors shall determine, and (iv) contain such other terms as the board of directors in its sole discretion shall reasonably require.

         The use of already owned shares of common stock applies to payment for the exercise of an option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

         No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the Plan will be determined by the Committee or the Board at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the board of directors determines. The Committee or the Board may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of our assets.

         Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated
(a) three months after the date on which the optionee's employment or service is terminated for any reason other than (i) Cause (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee's employment or service for Cause; (c) one year after the date on which the optionee's employment or service is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee's employment or service is terminated by reason of optionee's death, or if later, three months after the date of optionee's death if death occurs during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of the optionee, the Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The Committee or the Board has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of our assets.

         The Plan will expire on December 20, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The Committee or the Board may amend, suspend or terminate the Plan or any Option at any time, provided that such amendment shall be subject to the approval of the shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section

162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

What are the federal income tax consequences of awards of options?

         The Plan is not qualified under the provisions of Section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price and that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         If an optionee pays for shares of common stock on exercise of an Option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the optionee had exercised the Option solely in exchange for cash.

         We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         Incentive Stock Options. The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in Section 422 of the tax code. Under the tax code, the optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares, it is treated as if the Optionee made a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income included in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         Section 162 Limitations. The Omnibus Budget Reconciliation Act of 2003 added Section 162(m) to the tax code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the employee plan will qualify as "performance-based compensation" that is fully deductible by us under
Section 162(m).

         Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

What Options have been granted under the Plan?

         As of December 31, 2000, options to purchase an aggregate of 738,000 shares of common stock had been granted to approximately 26 persons. The options were granted at an exercise price of $1.50 per share (the fair market value of the common stock as of the date of grant).

         The table below indicates, as of December 31, 2000, the aggregate number of options granted under the Plan since its inception to the persons and groups indicated.

                                                                                                Number Of
                                                                                                 Options
Option Grantee                                                                                   Granted
------------------------------------------------------------------------------------------  -----------------
Stanley H. Streicher......................................................................             0
   Chairman of the Board (former President and Chief Executive Officer)
Walter B. Barrett.........................................................................        40,000
   Vice President and Chief Financial Officer
All current executive officers as a group (4 persons).....................................       620,000
All current directors who are not executive officers as a group (4 persons)...............             0
All persons, other than executive officers and directors (approximately 22 persons).......       118,000

         The Board believes that the options granted under the Plan have been and will be awarded primarily to those person who possess a capacity to contribute significantly to our performance. Because persons to whom grants of options are to be made are to be determined from time to time by the Committee or the Board, it is impossible at this time to indicate the precise number, name or positions of person who will hereafter receive options or the number of shares for which options will be granted except to the extent already granted and no one plan participant may be granted more than 750,000 options, subject to adjustments under certain conditions.

What is the vote required to approve the Plan and the recommendation of the Board?

         The Board has approved the 2000 Stock Option Plan as described in this Proposal No. 2, subject to shareholder approval, and is recommending approval by the shareholders because it believes that it is in the best interest of Streicher Mobile Fueling. The affirmative vote of a majority of the votes of common stock present in person or by proxy at the special meeting and entitled to vote will be required for approval of the proposal to adopt the 2000 Stock Option Plan as described above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                            2000 STOCK OPTION PLAN.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain summary information concerning compensation paid or accrued by Streicher Mobile Fueling to or on behalf of our former President and Chief Executive Officer and our Chief Financial Officer (the "Named Executive Officers") for the fiscal years ended January 31, 2000, 1999, and 1998. No other executive officer's salary and bonus equaled or exceeded $100,000 for such years.

                                     Fiscal                                        Long Term
                                   Year Ended                                  Compensation Awards             All Other
   Name and Principal Position     January 31,     Salary        Bonus     Securities Underlying Options    Compensation (1)
-------------------------------- -------------- ------------ ------------ ------------------------------- -----------------
Stanley H. Streicher,
   Chairman of the Board              2000         $279,760   $  37,600                 --                      --
   (former President and              1999         $270,240      --                     --                      --
   Chief Executive Officer)....       1998         $275,000      --                     --                      --
Walter B. Barrett,
   Vice President of Finance          2000         $143,462   $  17,000              50,000                     --
   and Chief Financial                1999         $136,539      --                     --                      --
   Officer.....................       1998         $ 75,885                          50,000                     --

---------------
(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such columns. The aggregate amount of perquisites and other personal benefits provided to each named Executive Officer is less that 10% of the total annual salary and bonus of such officer.

Employment Contracts

         We entered into an employment agreement with Richard E. Gathright effective October 26, 2000, pursuant to which Mr. Gathright serves as President and Chief Executive Officer of Streicher Mobile Fueling through October 31, 2003. The agreement provides that Mr. Gathright shall receive an initial annual base salary of $300,000. In addition to salary, Mr. Gathright will be entitled to receive bonus payments or additional compensation as determined by the Board, and he is eligible to participate in a bonus pool which will provide him additional compensation of up to 10% of our pre-tax earnings.

         The agreement provides that if Mr. Gathright's employment is terminated as a result of his death or disability, he or his estate will receive for a period of six months his base salary in effect as of the date of termination. The agreement also provides that in the event Mr. Gathright's employment is terminated "without cause", Mr. Gathright will receive, his base salary until the later of (a) October 31, 2003 or (b) eighteen months following the date of termination. The agreement further provides that Mr. Gathright will not compete with the Company (i) while employed by us, and (ii) for a period of one year following termination of employment. Upon a change of control (as defined in the 2000 Stock Option Plan), all options to purchase common stock held by Mr. Gathright shall become immediately exercisable. We may terminate the agreement for "cause" (as defined in his employment agreement).

         The agreement further provides that Mr. Gathright will be granted options that will enable him to acquire up to an aggregate of 500,000 shares of common stock at the fair market value of our common stock on the date of grant. The options are exercisable as follows: 33.33% immediately, 33.33% on October 25, 2002 and 33.34% on October 25, 2003. The options are incentive stock options to the extent allowed by applicable tax rules and regulations.

         Following the appointment of Mr. Gathright as our President and Chief Executive Officer, we entered into an employment agreement with Stanley H. Streicher. Under his new employment agreement, which was effective November 1, 2000, Mr. Streicher will serve as Chairman of the Board of Streicher Mobile Fueling through October 31, 2003. The agreement provides that Mr. Streicher shall receive an annual base salary of $300,000. In addition to salary, Mr. Streicher will be entitled to such bonus payments or incentive compensation as the Board may determine from time to time.

         The agreement provides that if Mr. Streicher's employment is terminated as a result of his death, disability he or his estate will receive installments for his base salary for the duration of the term of his employment agreement. The agreement also provides that in the event Mr. Streicher's employment is terminated "without cause," Mr. Streicher will receive his base salary until the later of (a) October 31, 2002 or (b) eighteen months following the date of termination. If Mr. Streicher voluntarily resigns, he will continue to receive installments at his base salary until October 31, 2002. The agreement further provides that Mr. Streicher will not compete with us from the effective date until the later of (i) October 31, 2002 or (ii) the termination of his employment agreement.

         As of the effective date of his employment agreement, Mr. Streicher held options to purchase 980,000 shares of our common stock at a purchase price of $6.00 per share. The agreement provides that if requested by the Board, Mr. Streicher will forfeit his unexercised options. In November 2000, Mr. Streicher forfeited the unexercised options to the Company.

         We entered into an employment agreement with Walter B. Barrett effective July 7, 1997, pursuant to which Mr. Barrett serves as our Vice President of Finance and Chief Financial Officer. The term of the agreement is for one year and automatically renews for successive one year terms unless notice of termination is given by either party within 30 days of the annual renewal date. The agreement provides that Mr. Barrett will receive an annual base salary of $140,000, reimbursement for certain professional and educational expenses, and an initial grant of 50,000 stock options. The agreement provides that if Mr. Barrett's employment is terminated, due to non-renewal of the agreement or without cause, he will receive as compensation the greater of all salary remaining due under the agreement until its expiration or five months salary. In addition, the unvested portion of any stock options will immediately vest and become exercisable.

Stock Option Information

         The following table sets forth, with respect to the Named Executive Officers certain information concerning the grant of stock options in the fiscal year ended January 31, 2000.

                        Option Grants in Last Fiscal Year

                                                           Individual Grants
                                         ---------------------------------------------------   Potential Realizable
                                                         % of Total                           value at Assumed Annual
                                            Number of      Options                             Rates of Stock Price
                                           Securities    Granted to                             Appreciation for
                                           Underlying     Employees    Exercise                   Option Term (2)
                                Date of      Options      in Fiscal     Price    Expiration  -----------------------
            Name                 Grant     Granted (1)      Year      ($/share)     Date        5%($)        10%($)
---------------------------- ----------- --------------- ---------- ----------- ------------ -----------------------
Stanley H. Streicher......        --           --            --          --         --           --           --
Walter B. Barrett.........      4/21/99       50,000         31%       $4.125     4/21/09     $129,710      $328,959

--------------------
(1) All such options were granted under our Stock Option Plan and become exercisable in installments over five years. In December 2000 the Board of Directors voted to fully vest this option grant, effective as of that date.

(2) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent the Company's estimate or projection of the future price of the Common Stock.

Stock Option Exercises and Year-End Option Value Table

         The following table sets forth certain information concerning option exercises in fiscal year ending January 31, 2000, the number of options held by the Named Executive Officers as of January 31, 2000 and the value (based on the fair market value of a share of stock at fiscal year-end) of in-the-money options outstanding as of such date.

                                                          Number of Unexercised          Value of Unexercised
                               Number of                        Options at              In-the-Money Options at
                                Shares                       January 31, 2000            January 31, 2000 (1)
                               Acquired       Value    ---------------------------- ------------------------------
            Name              On Exercise   Realized   Exercisable   Unexercisable    Exercisable     Unexercisable
------------------------------------------ ---------- -------------- -------------- --------------- --------------
Stanley H. Streicher....         20,000       $37,500     180,000(2)   800,000(2)        $90,000          $400,000
Walter B. Barrett.......         30,000      $121,803          --       70,000                --          $194,600

----------------
(1) The closing sale price for our common stock as reported on the NASDAQ SmallCap Market on January 31, 2000 was $6.50. Value is calculated by multiplying (a) the difference between $6.50 and the option exercise price by (b) the number of shares of common stock underlying the option.

(2) Pursuant to his new employment agreement, Mr. Streicher has forfeited his unexercised options. See "Employment Contracts."


Compensation Committee Interlocks and Insider Participation

         Mr. Golden performed legal services for us during the fiscal year ended January 31, 2000 and may be retained to provide us legal advice from time to time in the future.

Certain Transactions

         On July 7, 2000, Mr. O'Connor lent us $200,000 pursuant to an unsecured promissory note due July 7, 2001 or earlier on demand. The loan bears interest at the our principal lender's prime rate plus 2%.

         On November 29, 2000, Mr. O'Connor lent us an additional $500,000 pursuant to an unsecured promissory note due January 31, 2001. The loan bears interest at the our principal lender's prime rate plus 2%. The outstanding principal balance of the loan is convertible into our common stock at Mr. O'Connor's option at a conversion price equal to the lower of the lowest per share purchase price of our common stock in any private placement after the date of the loan and before conversion, or $1.50. In addition, if we do not consummate a private placement of our common stock with gross proceeds of at least $500,000 on or before January 31, 2001, the outstanding principal balance of and accrued interest on this loan will automatically converted into shares of common stock on January 31, 2001; provided, that at Mr. O'Connor's option, we will pay him as a reduction in the principal balance of the loan prior to such conversion an amount equal to the net proceeds received by us from any offering of common stock prior to January 31, 2001. In connection with this additional loan, we agreed to allow Mr. O'Connor to convert his original $200,000 loan into common stock on these same terms and conditions at any time prior to July 31, 2001.

         In December 1999, we allowed Mr. Streicher to issue us a promissory note in the amount of $120,000 to pay for the exercise of options to purchase 20,000 shares of our common stock at an exercise price of $6.00 per share, and $14,000 to pay for the tax associated with the Option exercise. The obligation bears interest at 9.25%. On December 13, 2000, Mr. Streicher sold back 20,000 shares to us at $2.47 per share (the closing price on December 12, 2000), to partially reduce his obligation. As of January 12, 2001 his outstanding obligation to us was approximately $73,000.

Director Compensation

         We compensated each non-employee director a director's fee of $1,000 per month. In addition, our directors are reimbursed for any out-of-pocket expense incurred by them for attendance at meetings of the Board or committees thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of our common stock as of January 12, 2001 by (a) each person who owns beneficially more than five percent of our outstanding common stock, (b) each director who owns any such shares, (c) the chief executive officer and two other highly compensated executive officers and (d) our directors and executive officers of as a group:

                                                                              Common Stock
                                                                          Beneficially Owned (2)
                                                                        -------------------------
                                                                            Shares      Percent
                                                                        ------------- -----------

Stanley H. Streicher(3)................................................   1,301,500      47.98%
Richard E. Gathright(4)................................................     166,500       5.78%
Walter B. Barrett(5)...................................................      70,000       2.52%
E. Scott Golden(6).....................................................      12,388         *
Joseph M. Murphy(7)....................................................      12,888         *
John H. O'Neil, Jr.(8).................................................      12,888         *
C. Rodney O'Connor(9)..................................................     566,667      17.82%
All directors and executive officers as a group (9 persons)............   2,232,831      63.04%

----------------
*    Less than one percent.

(1) Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Streicher Mobile Fueling, Inc., 2720 N.W. 55th Court, Fort Lauderdale, Florida 33309.

(2) Based on 2,712,600 shares of Common Stock outstanding. Pursuant to the rules of the Securities and Exchange Commission (the "Commission"), certain shares of Common Stock which a person has the right to acquire within 60 days of January 12, 2001 pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of that person, but not the percentage ownership of any other person.

(3) Includes 1,301,500 shares owned by Supreme Oil Company, Inc. ("Supreme"), of which Stanley H. Streicher owns 100% of the outstanding capital stock.

(4) Includes 166,500 shares issuable upon exercise of options that are presently exercisable. Excludes 333,500 shares issuable upon the exercise of options that are not presently exercisable.

(5) Includes 70,000 shares issuable upon the exercise of options that are presently exercisable. Excludes 40,000 shares issuable upon the exercise of options that are not presently exercisable.

(6) Includes (i) 2,000 shares owned directly by Mr. Golden and (ii) 10,388 shares issuable upon the exercise of options that are presently exercisable.

(7)  Includes 12,888 shares subject to presently exercisable options.

(8) Includes (i) 100,000 shares owned directly by Mr. O'Connor and (ii) 466,667 shares issuable upon conversion of convertible promissory notes held by Mr. O'Connor. See "Certain Transactions" above. Excludes 100,000 shares owned by Mr. O'Connor's adult children, as to which shares Mr. O'Connor disclaims any ownership interest.

(9) Includes 90,000 shares issuable upon the exercise of presently exercisable options. Excludes 60,000 shares issuable upon the exercise of options that are not presently exercisable.


                       WHERE YOU CAN FIND MORE INFORMATION

         Government Filings: We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any document that we file:

         o at the Commission's Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549;

         o at the Commission's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048, and at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and

         o  at the Commission's web site at http://www.sec.gov.

         Some locations may charge prescribed or modest fees for copies. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

         Stock Market: Our common stock is listed on the Nasdaq SmallCap Market and similar information can be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board does not intend to present at the special meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

                              SHAREHOLDER PROPOSALS

         Shareholders interested in presenting a proposal for consideration at our 2001 Annual Meeting of Shareholders may do so provided that the proposal must be received at our principal executive offices by March 3, 2001 to be considered for inclusion in our proxy materials relating to such meeting.

         Any shareholder proposal submitted other than for inclusion in our proxy materials for that meeting must be delivered to our principal executive officers by May 30, 2001, or such proposal will be considered untimely.

         We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

                                       By Order of the Board of Directors



                                       -----------------------------------------
                                       Stanley H. Streicher
                                       Chairman of the Board

Ft. Lauderdale, Florida
January 12, 2001

                     ---------------------------------------

                         STREICHER MOBILE FUELING, INC.

                             2000 STOCK OPTION PLAN

                     ---------------------------------------

         1. Purpose. The purpose of this Plan is to advance the interests of STREICHER MOBILE FUELING, INC., a Florida (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons. As of the Effective Date (as hereinafter defined), there shall be no additional options granted under the Stock Option Plan, effective October 1996, as amended.

         2. Definitions. As used herein, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

                  (e) "Company" shall mean Streicher Mobile Fueling, Inc., a Florida corporation.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Effective Date" shall mean December 21, 2000.

                  (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.

                  (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (j) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

                  (k) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (l) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (m) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

                  (n) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (o) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                  (p) "Plan" shall mean this 2000 Stock Option Plan for the Company.

                  (q) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (r) "Share" shall mean a share of Common Stock.

                  (s) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Shares Available for Option Grants.

                  (a) The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to One Million (1,000,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

                   (b) The number of Shares available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 2002 calendar year, by an amount equal to ten percent (10%) of the total Shares subject to the Plan as of the last trading day of the immediately preceding calendar year. No incentive Stock Options may be granted on the basis of the additional Shares resulting from such annual increases.

         4. Incentive and Non-Qualified Options.

                  (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

                  (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

         5. Conditions for Grant of Options.

                  (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of , or persons who provide consulting or other services as independent contractors to, the Company or its

Subsidiaries, including Directors and Officers who are regular employees, and
(ii) Directors who are not employees of the Company or of any Subsidiaries.

                  (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 750,000, subject to adjustment as provided in Section 10 hereof.

         6. Option Price. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option,
(6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in
Section 10 hereof.

         8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

                  (a) The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:


                           (i) Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

                           (ii) Individuals who, as of the date on which the
Option is granted, hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) The acquisition (other than from the Company)
by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act) of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

                  (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. Termination of Option Period.

                  (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's employment for Cause;

                           (iii) twelve months after the date on which the
Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's employment by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof; or

                           (v) immediately in the event that the Optionee shall
file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders.

All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                  (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

         10. Adjustment of Shares.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) the Board or the Committee may, in its
discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company;
(iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. Transferability of Options and Shares.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

         12. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of those Shares.

         13. Administration of the Plan.

                  (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Committee or the Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

                  (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and conclusive.

                  (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         15. Interpretation.

                  (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under
Section 422 of the Code. If any provision of the

Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. Amendment and Discontinuation of the Plan. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         17. Effective Date and Termination Date. The effective date of the Plan is December 21, 2000, the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the Effective Date. The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but contingent upon such approval and adoption.

                         STREICHER MOBILE FUELING, INC.


           This Proxy is Solicited on Behalf of The Board of Directors For The Special Meeting of Shareholders on February 8, 2001

     The undersigned hereby appoints Stanley H. Streicher and Walter B. Barrett, and each of them as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form, all the shares of common stock of Streicher Mobile Fueling held of record by the undersigned on January 12, 2001, at the Special Meeting of Shareholders to be held on February 15, 2001, at 10:00 a.m. at Sheraton Suites Cypress Creek, 555 NW 62nd Street, Fort Lauderdale, Florida, or any adjournment or postponement of such meeting.

1.   APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION.

               FOR               AGAINST               ABSTAIN
               [ ]                 [ ]                   [ ]



2.   APPROVAL OF THE 2000 STOCK OPTION PLAN.

               FOR               AGAINST               ABSTAIN
               [ ]                 [ ]                   [ ]



3. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL (1) AND PROPOSAL (2).

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS LISTED HEREIN.

DATE
    ----------------------------------------------------------------------------
SIGNATURE
         -----------------------------------------------------------------------
SIGNATURE (IF HELD JOINTLY)
         -----------------------------------------------------------------------

Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.


                                        1